Exhibit 99.2

Earnings Call Transcript

Q4 2022 Moving Image Technologies Inc Earnings Call Sep 23, 2022 (Thomson StreetEvents) -- Edited Transcript of Moving Image Technologies Inc earnings conference call or presentation Friday, September 23, 2022 at 3:00:00pm GMT TEXT version of Transcript ================================================================================ Corporate Participants ================================================================================ * Brian Siegel * Jose Delgado Moving iMage Technologies, Inc. - EVP of Sales & Marketing * Michael R. Sherman Moving iMage Technologies, Inc. - CFO * Philip L. Rafnson Moving iMage Technologies, Inc. - President, CEO & Chairman of the Board ================================================================================ Conference Call Participants ================================================================================ * Kurt James Caramanidis Carl M. Hennig, Inc. - VP * Scott Weis ================================================================================ Presentation -------------------------------------------------------------------------------- Operator [1] -------------------------------------------------------------------------------- Greetings, and welcome to the Moving iMage Technologies Fourth Quarter and Full Year Fiscal 2022 Earnings Conference Call. (Operator Instructions) As a reminder, this conference is being recorded. It is now my pleasure to introduce your host, Brian Siegel, Senior Managing Director at Hayden IR. Thank you, sir. You may begin. -------------------------------------------------------------------------------- Brian Siegel, [2] -------------------------------------------------------------------------------- Good morning, and welcome to the Moving iMage Technologies Fourth Quarter and Full Year Fiscal 2022 Earnings Conference Call and Webcast. With me today is Chairman and CEO, Phil Rafnson; Co-Founder and Executive VP of Sales and Marketing, Joe Delgado; and CFO, Mike Sherman. Today's call will begin with prepared remarks and follow with a Q&A session. For those of you on the webcast, you can submit your questions through the webcast portal, and we'll do our best to answer them. Please note, this event is being recorded. This earnings call may contain forward-looking statements as defined in Section 27A of the Securities Act of 1933 as amended, including statements regarding, among other things, the company's business strategy and growth strategy. Expressions which identify forward-looking statements speak only as of the date the statement is made. These forward-looking statements are based largely on our company's expectations and are subject to a number of risks and uncertainties, some of which cannot be predicted or quantified and are beyond our control. Future developments and actual results could differ materially from those set forth and contemplated by or underlying the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the forward-looking information will prove to be accurate. Now I'd like to turn the call over to Phil. Phil? -------------------------------------------------------------------------------- Philip L. Rafnson, Moving iMage Technologies, Inc. - President, CEO & Chairman of the Board [3] -------------------------------------------------------------------------------- I'm Phil Rafnson, CEO of Moving iMage Technology, or MiT for short. Like last quarter, today I'm going to spend my part proving an update on overall industry trends that we believe will drive the tremendous growth opportunity for MiT over the next few years, and then Joe will provide an overview of MiT's business and growth strategy. He will then turn the call over to our CFO, Mike Sherman, to discuss today's results followed by a question-and-answer period. MiT serves the commercial cinema and live event industry in several ways. Today, most of our business is serving cinema owners and operators. And in North America, there are approximately 40,000 screens, 18,000 of which are outside the top 5 circuits. While we work with majors, most of our business is with small- to medium-sized operators. As you probably know, this industry has been hit hard by COVID during 2020 and the first half of 2021, with box office receipts declining from over $11 billion in 2019 to $2.1 billion in 2020. In the second half of 2021, the industry began to recover and that trend has continued into 2022 with many blockbusters having already been released. As we look to the remainder of the year, we expect probably 3 more blockbusters, including Avatar: The Way of Water, Black Panther: Wakanda Forever and the new Black Adam movie, staring The Rock. For 2023, there is also an already existing slate of releases expected setting the backdrop for an even stronger year. As I've discussed on the past few calls, there are additional trail wins that we expect to benefit both the cinema and live venue industry.

The first is related to government grants. This part of the CARES Act -- as part of the CARES Act, nonpublicly traded live event operators were able to access over $16 billion in grants through the SBA. This program called the Shuttered Venue Operations Grant or SVOG to date provided almost $14.6 billion in grants with over $2.5 billion going to cinema operators. This money is flowing, and this spending is kicking off a multiyear growth cycle. Next, the theater operators use these funds for operations and to proactively refurbish, upgrade and build new modern theaters to significantly enhance overall cinema going experience. This includes adding amenities such as in-house bars and lounges, breweries, restaurants and in-cinema dining, among others. In fact, dine-in cinemas are among the fastest-growing parts of the industry, and we are very well positioned with these circuits. Finally, we are in the early stages of a technology upgrade cycle, especially for laser, projectors and servers. During the last upgrade cycle, we participated in approximately 17,000 cinema screens over nearly 5 years. So we believe there is a long runway ahead. So how does MiT fit in? We are a technology and hardware designer and manufacturer, an integrator and distributor of third-party technologies and a project manager to the theater industry. We have strong, long-standing relationships with suppliers, key technology providers and customers as well as architects and technical personnel, which helped design in our products. Over 70% of our revenue comes from small to midsized cinema operators, which tend to be expanding more quickly than the big 3, with whom we also work. From a prestige perspective, we have also installed over 40 in-home screening rooms in industry VIPs -- for industry VIPs, which include senior industry executives, producers and directors. In conclusion, I'd like to thank our dedicated employees, without whom we would not be in what I believe is the strongest position we've ever been in as a company from an operational, financial, product and competitive perspective. And for our existing and future shareholders, I feel your pain as the company's largest shareholder. The business and our stock are heading in the right direction, and we are working hard to bring new investors to the table. I'm excited about our strong growth perspectives and over the next several years as we strive to turn MiT into a $50-plus million company. Now I'll turn the call over to Joe. -------------------------------------------------------------------------------- Jose Delgado, Moving iMage Technologies, Inc. - EVP of Sales & Marketing [4] -------------------------------------------------------------------------------- Thank you, Phil, and good morning, everyone. I'm going to start with a review of our 4 pillar growth strategy. The first pillar is driving revenue growth and margin expansion by shifting our product mix towards higher margin and proprietary products. Our proprietary products fall in 2 categories. First is our proprietary manufactured goods, which we do right here in Fountain Valley, California. Today, we have nearly 50 of those proprietarily manufactured products that tend to help increase project margins and overall margins when sold a la carte. During our fourth quarter, we strengthened this product line and enhanced our accessibility strategy with a very smart purchase of the USL product line, where we essentially acquired inventory in existing orders for the cost of just the inventory. Second are the products we feel have disruptive potential. For example, we bundled a solution for venue management called CineQC. CineQC is a recurring revenue SaaS platform, hardware and service solution for quality assurance, theater operations, staff management, inventory control, back-office analytics and remote access and control over auditorium systems. We believe there's nothing like it available in the industry and the signing of National Amusements as a customer with a strong validation of that solution, and we hope to have more to announce in fiscal 2023. Next, we have MiTranslator, which will provide the high-end product for our accessibility strategy. The MiTranslator is a multi-language translation device with a recurring revenue service attached. This disruptive offering brings multi-language in theater captioning capabilities, including an American Sign language through augmented reality. And the market in North America alone is tremendous with over 70 million non-English professional speakers that may not have previously attended movies or for those who did, they could now have a significantly enhanced moviegoing experience. They received outstanding reviews when we debuted at CinemaCon earlier this year and is key and part of our long-term growth strategy. The second pillar of our growth strategy is Movie Beyond Cinema. The first opportunity involves Caddy, which is the market leader in cinema. However, the real opportunity here is in stadium and arenas where it has seen an 80% share in such markets as the NFL and MLB. The current product line has much higher than company average margins. However, we have not seen as quick a recovery in new stadium and arena builds or upgrades since the pandemic, which makes sense given the multibillion-dollar price tax. As this market begins to thaw, which we're starting to see happen in cinema, we expect our strong position will drive growth in this part of our business. I'm very excited about the next opportunity, eSports, where I expect to see an opportunity for growth in fiscal 2023. In eSports, we have a partnership with Sandbox, which is developing amateur eSports and gaming leagues throughout the country are in the process of signing theater operators to host these leagues with their excess theater capacity. It's a win-win situation where the theater owner utilizes its excess capacity and gets concession revenues while Sandbox can offer a differentiated experience.

We will serve as the exclusive technology provider for Sandbox and have developed a mobile card that integrates all of the necessary technology to enable eSports on the movie screen, including WiFi consoles and accessories. Each theater will require 1 complete system that consists of 6 gaming cards and production card so the potential here for initial sales and then refresh sales over time as new consoles and technologies advanced. And the initial interest has been extremely high because Sandbox (inaudible) deals, we expect to receive orders shortly. While the cord cutting products have yet to recover, we see a greater opportunity to leverage our Caddy product lines strong position in sports stadiums and arenas as a touch point for fan interaction. In development, we have potentially disruptive new digital products and services that we hope to be trialing by the end of fiscal 2023. Another longer-term opportunity, we'd also leverage Caddy's strong relationship with stadiums and arenas or operators. Similar to cinema, there are no software products similar to CineQC, and we see an opportunity to adapt this platform to stadiums and arenas. Our third pillar looks to markets beyond North America. We had established relationships overseas prior to the pandemic, and we are now able to reconnect and for a number of reasons, we believe we can accelerate movie beyond North America from our original 18, 24-month time frame. So besides National Amusements signing, which currently involves only the North American locations, we see the opportunity to introduce CineQC and MiTranslator internationally. Sandbox has also garnered a lot of interest outside of North America, and we see this as another route to growing our international presence. The fourth part of our strategy, which supports the first 3 pillars is accretive M&A. There are 3 main areas on which we will focus. The first is consolidating industry technology, equipment providers and broadening our offerings. The acquisition of the USL product line was an excellent example of this strategy. The second is acquiring strategic products and services with recurring revenue streams. This will likely focus on SaaS or other subscription-type offerings to enhance our portfolio and provide higher value to our customers. And finally, we look at companies that can enhance and add to our customer relationships. In conclusion, we're still in the early innings of our growth opportunity. We have numerous secular tailwinds in our banks that are just beginning to turn into high revenue levels. We also have several potentially disruptive technologies in development that will bring recurring revenues while driving higher margins over time. With that, I'll turn it over to Mike. Mike, take it away. -------------------------------------------------------------------------------- Michael R. Sherman, Moving iMage Technologies, Inc. - CFO [5] -------------------------------------------------------------------------------- Thanks, Joe. Good morning, and thank you, everyone, for attending our earnings call. Like last quarter, I'm going to spend a little time reviewing our model, and then I'll take you through the quarter, followed by a Q&A session. Before I move on, though, there is a company-specific issue related to our friends at Cineworld, which owns Regal filing for bankruptcy protection. First, while a customer, we currently have no exposure to Regal financially. Second, we don't expect a negative impact on our business related to the situation in fiscal 2023. And depending upon the outcome, we believe there are scenarios where we could pick up some additional business. Should any of these scenarios play out, we will discuss this in more detail, but for now, we'll let the process play out. Currently, projects are the key driver for our business, making up roughly 2/3 of revenue. For projects, we basically serve as a project manager, procuring and reselling FF&E and services for refurbishing, upgrading and building new theaters. Since much of these are pass-through costs, margins are in the mid-teens. We have several routes to improve project margins. First, we provide installation services, which tend to have margins in the mid-20s. Second, we resell technology products, which tend to have margins in the high teens to low-20s. Finally, we sell our higher-margin proprietary manufactured offerings with margins ranging from 35% to 55%. As we continue to increase the number of proprietary manufactured products, we expect the mix to shift to more favorably impact gross margin. Over the near term, we expect our proprietary manufactured products and the higher-margin resale of technology products to drive this margin expansion. Over time, as our CineQC SaaS platform becomes a larger contributor as we release our MiTranslator and as other products in development come to market, we expect this to shift more significantly away from FF&E. Now I'll move into the results. Fourth quarter revenue increased 167% to $5.6 million. Much of this was related to a pickup in projects to build new theaters or upgrade existing theaters. The pipeline here remains strong, and we expect to work through most of the pandemic delayed projects during the first half of fiscal 2023. Gross profit also increased 256% to $1.5 million from $0.4 million last year. Gross margin was up 680 basis points to 26.8%. Non-GAAP operating expenses were $3.8 million versus $1.7 million last year(1). The increase was driven mainly by a return to normal sales and marketing activities and higher public company expenses. These excluded $235,000 in stock-based compensation. Our non-GAAP operating loss was $0.1 million versus $0.6 million last year. Non-GAAP net loss and loss per share were $0.4 million and $0.04 a share versus $0.6 million and $0.11 a share last year, respectively. Please note that for our non-GAAP loss and our loss per share during the fourth quarter excluded the above operating adjustment. Moving to the balance sheet.

(1) The sentence is corrected as follows: Non-GAAP operating expenses were $1.6 million versus $1.0 million last year.

Our cash, cash equivalents and marketable securities were $7 million, down $2.8 million from last quarter due to the acquisition of inventory from the USL product line and adding some technology inventory ahead of price increases. Looking to fiscal 2023, we'd be remiss to not acknowledge the potential disruption of geopolitical events, inflation and the threat of recession as the year goes on. That said, at this time, we are providing revenue guidance of $22 million to $23.5 million or revenue growth of 20% to 28%. Within this range, we expect non-GAAP earnings per share to be between $0.04 and $0.08. I want to now provide a little more color on our financial model. For 2023, we're modeling strong gross margin expansion into the mid- to high-20s, mainly due to a mix shift towards higher-margin proprietary products such as the acquired USL product line, improved performance from Caddy, sales of our eSports products and a small contribution from CineQC. We also have good operating leverage in this model with non-GAAP operating expenses, which tend to be mostly fixed, expected to be above $5.6 million for fiscal 2023. Finally, we don't expect to be a taxpayer in fiscal 2023, and we are modeling 10.9 million shares. I'd like to thank everyone for attending today's call, and I look forward to speaking with you again on the first quarter call. -------------------------------------------------------------------------------- Philip L. Rafnson, Moving iMage Technologies, Inc. - President, CEO & Chairman of the Board [6] -------------------------------------------------------------------------------- Brian, are there any questions? -------------------------------------------------------------------------------- Brian Siegel, [7] -------------------------------------------------------------------------------- No, I don't see any currently. Actually, there is one in the queue. Operator. Can you give instructions? ================================================================================ Questions and Answers -------------------------------------------------------------------------------- Operator [1] -------------------------------------------------------------------------------- (Operator Instructions) Our first question comes from the line of Kurt Caramanidis with Carl M. Hennig. -------------------------------------------------------------------------------- Kurt James Caramanidis, Carl M. Hennig, Inc. - VP [2] -------------------------------------------------------------------------------- And off the top, I'd like to say you certainly deliver a very thorough outlook for the company as if you were a much larger company, which is reassuring you definitely go through a lot of detail and some of my questions have been answered. First of all, on the buyback, I don't think you did buy any shares back yet. And does that window -- is it closed now until you report in November, certainly with the stock, which was quite a bit higher as pulled back with the overall market looks to be a pretty good opportunity. Can you kind of explain that -- the buyback situation? -------------------------------------------------------------------------------- Michael R. Sherman, Moving iMage Technologies, Inc. - CFO [3] -------------------------------------------------------------------------------- Yes. Thanks for joining us, and for the call. This is Mike Sherman, the CFO. So currently, right now, the company's focus has been on assuring that we have the capital for acquisition purposes for growth and for our -- carrying out our new product development. We have established, as you've seen the policy for the buyback, it's only recently that the stock now has come down. So this discussion will be part of our upcoming Board meeting, and we will have probably some more insight into what the next steps, if any, would be related to any kind of repurchase. But I agree with you. -------------------------------------------------------------------------------- Kurt James Caramanidis, Carl M. Hennig, Inc. - VP [4] -------------------------------------------------------------------------------- Okay. Marketable securities are those basically short-term bonds that you're making more versus cash? -------------------------------------------------------------------------------- Michael R. Sherman, Moving iMage Technologies, Inc. - CFO [5] -------------------------------------------------------------------------------- Yes, that's correct. It's a very conservative approach. -------------------------------------------------------------------------------- Kurt James Caramanidis, Carl M. Hennig, Inc. - VP [6] -------------------------------------------------------------------------------- Okay. Great. Lastly, I think you've kind of alluded to this, but as your revenues go up, and it seems like you've got a really nice pathway to some larger revenues, you would expect margin expansion to go as you kind of alluded to as well with your fixed costs, you're getting incremental margin as the revenue goes up. Is that the way we should look at it? -------------------------------------------------------------------------------- Michael R. Sherman, Moving iMage Technologies, Inc. - CFO [7] -------------------------------------------------------------------------------- That's correct. -------------------------------------------------------------------------------- Kurt James Caramanidis, Carl M. Hennig, Inc. - VP [8] -------------------------------------------------------------------------------- Okay. Again, you do a very good job of breaking things down. So we kind of know what -- where the current state of affairs are. Now one thing, Q1 is basically over. Is that what gives you confidence in your guidance? Or is the uncertainty of all the crap going on, keeping it maybe a little more modest in your guidance? -------------------------------------------------------------------------------- Philip L. Rafnson, Moving iMage Technologies, Inc. - President, CEO & Chairman of the Board [9] -------------------------------------------------------------------------------- Mike, do you want me to address that? -------------------------------------------------------------------------------- Michael R. Sherman, Moving iMage Technologies, Inc. - CFO [10] -------------------------------------------------------------------------------- Sure. Why don't you go ahead? -------------------------------------------------------------------------------- Jose Delgado, Moving iMage Technologies, Inc. - EVP of Sales & Marketing [11] -------------------------------------------------------------------------------- Without disclosing anything regarding the first quarter, but our confidence remains pretty strong because of a macro view, right? We feel, as we've stated as Phil has made pretty clear in his opening statement. The industry overall, in spite of whatever economic headwinds are, we feel it's in a very, very strong position, right? It's still a very economical way to get out-of-home entertainment even in some more difficult economic headwinds. So we'll remain confident going forward, for sure. -------------------------------------------------------------------------------- Operator [12] -------------------------------------------------------------------------------- Our next question comes from the line of Scott Weis with Semco Capital. -------------------------------------------------------------------------------- Scott Weis, [13] -------------------------------------------------------------------------------- Great quarter, guys. Congratulations. With regard to the September quarter, your first fiscal Q1, we are now mostly through it. Can you give us some commentary on what you're seeing over the past couple of months? -------------------------------------------------------------------------------- Jose Delgado, Moving iMage Technologies, Inc. - EVP of Sales & Marketing [14] -------------------------------------------------------------------------------- Scott, it's Joe. Always a pleasure to speak with you, sir. Yes, it's -- I mean, as I mentioned to our last caller, our overall enthusiasm for the industry at large remains very strong. Subsequently, confidence in our business remains strong. -------------------------------------------------------------------------------- Scott Weis, [15] -------------------------------------------------------------------------------- Okay. With regard to the fiscal '23 revenue guide, can you provide a little bit more detail and break down what is coming from the core products, the legacy products versus the newer products like CineQC, for example, and the others? -------------------------------------------------------------------------------- Michael R. Sherman, Moving iMage Technologies, Inc. - CFO [16] -------------------------------------------------------------------------------- Well, this is Mike Sherman, by the way. Thank you for your question on it. I don't have the details to give you that in front of you. What I can tell you is how we derive the guidance was to take a very balanced approach. We took what we know right now, our backlog and added to that the pipelines and with our expectations related to that. And then we also added the expected new product releases that we plan for this upcoming fiscal year. And then we handicapped it and for the potential disruption, whether it's geopolitical, related to inflation or the threat of recession in order to risk reduce it. And at this early stage of the year, we feel that this is an appropriate guidance from a revenue standpoint. And of course, as the year goes on, if there are any changes to that, we will update accordingly.

-------------------------------------------------------------------------------- Scott Weis, [17] -------------------------------------------------------------------------------- Okay. And then last question with regard to the new products. Can you talk a bit about the CineQC pipeline? Have you rolled out to National Amusements yet? And if not, what's the timing on that? And then of the other new products, can you talk about the timing of their rollout to the marketplace? -------------------------------------------------------------------------------- Jose Delgado, Moving iMage Technologies, Inc. - EVP of Sales & Marketing [18] -------------------------------------------------------------------------------- Yes. Scott, it's Joe again. Yes. We've actually finished the domestic rollout for National Amusements. And we anticipate more of the international expansion and more domestic expansion as far as the timeline. We're looking forward to end of this fiscal and the beginning of the next. So we feel that once CineQC is anchored, it will start to produce ancillary orders, both internationally and domestic. -------------------------------------------------------------------------------- Scott Weis, [19] -------------------------------------------------------------------------------- So we should expect to see revenues in the September quarter, if you already deployed in domestically? -------------------------------------------------------------------------------- Jose Delgado, Moving iMage Technologies, Inc. - EVP of Sales & Marketing [20] -------------------------------------------------------------------------------- Because we deployed, the billing cycle doesn't start until this next -- the second quarter, Scott. -------------------------------------------------------------------------------- Operator [21] -------------------------------------------------------------------------------- I'm sorry, sir, can you repeat your question? -------------------------------------------------------------------------------- Scott Weis, [22] -------------------------------------------------------------------------------- Can you share with the timing of the rollout of some of the other new products like MiTranslator among some of the others? -------------------------------------------------------------------------------- Jose Delgado, Moving iMage Technologies, Inc. - EVP of Sales & Marketing [23] -------------------------------------------------------------------------------- Not yet. As we mentioned in the call, Scott, we're going to be in the trialing, and we kind of like to keep our exhibitor partners while we're trialing and getting the product management and customer feedback a little closer to the best. But we're pretty excited about how that's going. -------------------------------------------------------------------------------- Scott Weis, [24] -------------------------------------------------------------------------------- Okay. Nice quarter. -------------------------------------------------------------------------------- Jose Delgado, Moving iMage Technologies, Inc. - EVP of Sales & Marketing [25] -------------------------------------------------------------------------------- Thanks, Scott. I appreciate your support, sir. -------------------------------------------------------------------------------- Michael R. Sherman, Moving iMage Technologies, Inc. - CFO [26] -------------------------------------------------------------------------------- Thanks, Scott. -------------------------------------------------------------------------------- Operator [27] -------------------------------------------------------------------------------- Thank you. We have no further questions at this time. And with that, the conclusion of today's call. You may disconnect your lines at this time. Thank you for your participation, and have a wonderful day.